UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 0523

The Dreyfus Fund Incorporated
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:		(212) 922-6000
Date of fiscal year end:	12/31
Date of reporting period:	12/31/09

The Dreyfus Fund
Incorporated

ANNUAL REPORT
December 31, 2009

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
26	Proxy Results
27	Information About the Review and Approval of the Fund’s Management Agreement
31	Board Members Information
33	Officers of the Fund
FOR MORE INFORMATION
Back Cover

The Dreyfus Fund
Incorporated

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for The Dreyfus Fund Incorporated, covering the 12-month period from January 1, 2009, through December 31, 2009.

The U.S. stock market ended 2009 with a healthy annual gain, but market indices across all capitalization ranges and investment styles remained well below the peaks reached in the fall of 2007.The equity market’s advance was driven by improving investor sentiment as the U.S. economy staged a gradual, but sustained, recovery from the recession and banking crisis that had depressed stock prices at the beginning of the year. After four consecutive quarters of contraction, the U.S. economy returned to growth during the third quarter of 2009, buoyed by greater manufacturing activity to replenish depleted inventories and satisfy export demand. The slumping housing market also showed signs of renewed life later in the year when home sales and prices rebounded modestly. However, economic headwinds remain, including a high unemployment rate and the prospect of anemic consumer spending.

As 2010 begins, our Chief Economist, as well as many securities analysts and portfolio managers have continued to find opportunities and survey potential challenges across a variety of asset classes, including equities. While no one can predict the future, we believe that the 2010 investment environment will likely require a broader range of investment considerations relative to last year. As always, your financial adviser can help you determine the mix of investments that may be best suited to helping you achieve your goals at a level of risk that is comfortable for you.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
January 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2009, through December 31, 2009, as provided by Sean P. Fitzgibbon, Portfolio Manager

Market and Fund Performance Overview

For the 12-month period ended December 31, 2009, The Dreyfus Fund Incorporated produced a total return of 28.75%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, provided a total return of 26.47% for the same period.2

Stocks gained ground in 2009 as confidence returned to the financial markets in the wake of a global financial crisis and the most severe recession since the 1930s.The fund outperformed its benchmark largely on the strength of individual stock selections in several sectors. Relative performance also benefited from the fund’s overweighted exposure to consumer discretionary stocks during the first half of the year.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Current income is a secondary goal. To pursue these goals, the fund focuses on large-capitalization U.S. companies with strong positions in their industries and catalysts that can trigger a price increase. We use fundamental analysis to create a broadly diversified portfolio composed of a blend of growth stocks, value stocks and stocks that exhibit characteristics of both investment styles. We select stocks based on how shares are priced relative to the underlying company’s perceived intrinsic worth, the sustainability or growth of earnings or cash flow, and the company’s financial health.

Stocks Rose in Anticipation of Economic Recovery

In early March 2009, with the U.S. economy mired in recession and credit markets nearly frozen due to the banking crisis, the S&P 500 Index hit its lowest point since the mid-1990s. However, aggressive

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

measures adopted by monetary and government authorities revived confidence in the financial system, sparking a stock market rebound.At first, the market’s advance was led by stocks of highly leveraged companies that appeared to have averted the immediate threat of bankruptcy. Soon thereafter, as economic indicators showed increasing evidence that the United States was poised to emerge from recession, market strength broadened to include growth companies that historically have done well in the early stages of economic recoveries. By mid-2009, the S&P 500 had recovered all the ground it had lost in January and February (though still below its pre-crisis highs), setting the stage for additional gains during the second half of the year.

Well Positioned to Capitalize on Recovery

The fund’s defensive positioning during the early months of 2009 helped it weather the downturn with relatively modest losses.As the economic outlook improved, we gradually shifted assets into more opportunistic investments. For example, in the consumer discretionary sector, the fund trimmed its exposure to discount retailers, such as Family Dollar Stores, Wal-Mart Stores and Ross Stores, and purchased shares of retailers that benefit from increasing discretionary expenditues, such as Target, Nordstrom and Macy’s, that we believed were positioned to benefit from a rebound in consumer spending.Although the fund’s returns lagged its benchmark during the early weeks of the rally when gains were led by low-quality stocks, relative performance improved as market leadership broadened to include higher-quality companies.

The fund generated its strongest relative performance in the energy sector, where returns benefited from underweighted exposure to large, integrated oil and gas companies. Instead, the fund emphasized companies that were more leveraged to the rising price of oil, including independent oil exploration-and-production firms Newfield Exploration, Marathon Oil and Anadarko Petroleum, as well as certain oil services providers, such as Halliburton and National Oilwell Varco. The consumer staples sector proved to be another area of notable strength, led by bottler Coca-Cola Enterprises, personal care products maker The Estee Lauder Companies and confectionary maker Cadbury. The fund also outperformed its benchmark in the consumer discretionary sector. In addition to the higher-end retailers noted earlier, top consumer discretionary holdings included diversified media giant News Corp., budget dining chain Darden Restaurants and auto parts maker Autoliv.

The fund produced weaker results in the financials sector. Underweighted exposure in the spring of 2009 to some of the market’s more vulnerable, highly leveraged financial institutions, such as Bank of America, caused the fund to miss the initial steep rise in such stocks.The fund also sustained relatively large setbacks during the first half of the year in a few industrial and technology holdings, such as Delta Air Lines and International Business Machines. However, gains in the industrials and technology sectors during the second half of 2009 enabled the fund to make up much of its initial underperformance in these sectors.

Emphasizing Normalized Earnings Levels

Since mid-2009, we have positioned the fund to benefit from a return to economic growth by emphasizing companies that appear attractively priced based on historical earnings levels.This approach drove the fund’s strong relative performance during the second half of 2009 and remains our focus as of year-end. At year-end, the fund held overweighted exposure in the health care, consumer discretionary and industrials sectors, and underweighted exposure in the consumer staples, financials and telecommunications sectors.

January 15, 2010

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

1

Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2

SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.

The Fund 5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in The Dreyfus Fund Incorporated and the Standard & Poor’s 500 Composite Stock Price Index

Average Annual Total Returns as of 12/31/09
	1 Year	5 Years	10 Years
Fund	28.75%	0.88%	–1.62%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in The Dreyfus Fund Incorporated on 12/31/99 to a
$10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in The Dreyfus Fund Incorporated from July 1, 2009 to December 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment

assuming actual returns for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 4.30
Ending value (after expenses)	$1,244.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment

assuming a hypothetical 5% annualized return for the six months ended December 31, 2009

Expenses paid per $1,000†	$ 3.87
Ending value (after expenses)	$1,021.37

† Expenses are equal to the fund’s annualized expense ratio of .76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund 7

STATEMENT OF INVESTMENTS

December 31, 2009

Common Stocks—99.3%	Shares	Value ($)
Consumer Discretionary—11.6%
Autoliv	157,590	6,833,102
Best Buy	132,390	5,224,109
Carnival	224,720 [a]	7,121,377
Home Depot	461,098	13,339,565
Kohl’s	136,010 [a]	7,335,019
Newell Rubbermaid	354,800	5,325,548
News, Cl. A	1,317,076	18,030,770
Nordstrom	178,400	6,704,272
Omnicom Group	216,300	8,468,145
Staples	350,150	8,610,189
Target	146,220	7,072,661
Time Warner	347,182	10,116,883
Viacom, Cl. B	273,160 [a]	8,121,047
		112,302,687
Consumer Staples—9.2%
Clorox	121,930	7,437,730
Coca-Cola Enterprises	474,170	10,052,404
CVS Caremark	190,324	6,130,336
Energizer Holdings	120,460 [a]	7,381,789
Estee Lauder, Cl. A	198,170	9,583,501
PepsiCo	393,630	23,932,704
Philip Morris International	400,565	19,303,227
Whole Foods Market	182,440 [a]	5,007,978
		88,829,669
Energy—10.8%
Alpha Natural Resources	226,860 [a]	9,841,187
Chevron	296,470	22,825,225
ENI, ADR	204,260	10,337,599
ENSCO International, ADR	228,850	9,140,269
Halliburton	252,912	7,610,122
Hess	208,170	12,594,285
Newfield Exploration	204,420 [a]	9,859,177
Occidental Petroleum	268,680	21,857,118
		104,064,982
Financial—12.3%
Bank of America	1,488,910	22,422,985
Franklin Resources	82,600	8,701,910

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
Genworth Financial, Cl. A	607,070 [a]	6,890,245
Goldman Sachs Group	88,710	14,977,796
JPMorgan Chase & Co.	683,360	28,475,611
Lincoln National	313,670	7,804,110
MetLife	259,990	9,190,647
Morgan Stanley	298,650	8,840,040
Wells Fargo & Co.	427,690	11,543,353
		118,846,697
Health Care—16.9%
Abbott Laboratories	191,460	10,336,925
Alexion Pharmaceuticals	211,670 [a]	10,333,729
AmerisourceBergen	219,340	5,718,194
Amgen	254,670 [a]	14,406,682
CIGNA	400,820	14,136,921
Covidien	162,365	7,775,660
Hospira	113,880 [a]	5,807,880
Human Genome Sciences	390,170 [a]	11,939,202
King Pharmaceuticals	532,580 [a]	6,534,757
MEDNAX	83,330 [a]	5,008,966
Merck & Co.	581,108	21,233,686
Pfizer	1,475,960	26,847,712
Teva Pharmaceutical Industries,
ADR	102,570	5,762,383
Universal Health Services, Cl. B	229,600	7,002,800
Vertex Pharmaceuticals	240,440 [a]	10,302,854
		163,148,351
Industrial—11.3%
Cummins	146,550	6,720,783
Delta Air Lines	846,060 [a]	9,628,163
Dover	260,630	10,844,814
FedEx	93,590	7,810,086
General Electric	473,390	7,162,391
KBR	275,535	5,235,165
Norfolk Southern	343,150	17,987,923
Parker Hannifin	148,450	7,998,486
Raytheon	212,260	10,935,635
Stanley Works	93,310	4,806,398

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Textron	405,560	7,628,584
Tyco International	359,185	12,815,721
		109,574,149
Information Technology—20.2%
Apple	139,506 [a]	29,416,235
Broadcom, Cl. A	303,120 [a]	9,533,124
Cisco Systems	920,933 [a]	22,047,136
EMC	696,150 [a]	12,161,741
Google, Cl. A	40,853 [a]	25,328,043
Hewlett-Packard	411,270	21,184,518
International Business Machines	72,990	9,554,391
Lam Research	192,410 [a]	7,544,396
Microsoft	1,006,730	30,695,198
Oracle	650,648	15,966,902
Teradata	213,700 [a]	6,716,591
VMware, Cl. A	116,680 [a]	4,944,898
		195,093,173
Materials—2.4%
Dow Chemical	430,380	11,891,399
E.I. du Pont de Nemours & Co.	327,440	11,024,905
		22,916,304
Telecommunication Services—1.6%
AT & T	563,700	15,800,511
Utilities—3.0%
American Electric Power	186,830	6,499,816
Dominion Resources	145,550	5,664,806
Mirant	308,430 [a]	4,709,726
Sempra Energy	222,120	12,434,278
		29,308,626
Total Common Stocks
(cost $805,452,799)		959,885,149

Preferred Stock—.4%
Financial;
Bank of America (Convertible)
(cost $3,603,000)	240,200	3,583,784

Limited Partnership Interests—.0%		Value ($)
Consumer Discretionary—.0%
SK Equity Fund, LP [a,b]		28,863
Health Care—.0%
Galen Partners II, LP [a,b]		60,204
Total Limited Partnership Interests
(cost $827,367)		89,067

Total Investments (cost $809,883,166)	99.7%	963,558,000
Cash and Receivables (Net)	.3%	2,559,430
Net Assets	100.0%	966,117,430

ADR—American Depository Receipts

a Non-income producing security.
b Securities restricted as to public resale. Investment in restricted securities with aggregate market value of $89,067 representing .01% of net assets (see below).

		Net
	Acquisition	Assets
Issuer	Date	Cost ($) (%)	Valuation ($)†
Galen Partners II, LP	5/1/96-1/3/97	445,199.01	60,204
SK Equity Fund, LP	3/8/95-9/18/96	382,168.00	28,863
			89,067

† These valuation of these securities has been determined in good faith under the direction of the Board of Directors.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	20.2	Consumer Staples	9.2
Health Care	16.9	Utilities	3.0
Financial	12.7	Materials	2.4
Consumer Discretionary	11.6	Telecommunication Services	1.6
Industrial	11.3
Energy	10.8		99.7

† Based on net assets.
See notes to financial statements.

The Fund 11

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2009

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:	809,883,166	963,558,000
Receivable for investment securities sold		30,352,654
Dividends and interest receivable		1,157,908
Receivable for shares of Common Stock subscribed		88,146
Prepaid expenses		19,303
		995,176,011
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		623,111
Cash overdraft due to Custodian		600,518
Payable for investment securities purchased		27,508,249
Payable for shares of Common Stock redeemed		132,494
Accrued expenses		194,209
		29,058,581
Net Assets ($)		966,117,430
Composition of Net Assets ($):
Paid-in capital		1,014,178,319
Accumulated undistributed investment income—net		1,686,400
Accumulated net realized gain (loss) on investments		(203,422,123)
Accumulated net unrealized appreciation
(depreciation) on investments		153,674,834
Net Assets ($)		966,117,430
Shares Outstanding
(500 million shares of $1 par value Common Stock authorized)		123,810,206
Net Asset Value, offering and redemption price per share ($)		7.80

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2009

Investment Income ($):
Income:
Cash dividends (net of $276,903 foreign taxes withheld at source):
Unaffiliated issuers	16,368,402
Affiliated issuers	7,047
Income from securities lending—Note 1(b)	709
Total Income	16,376,158
Expenses:
Management fee—Note 3(a)	5,420,371
Shareholder servicing costs—Note 3(a)	903,392
Custodian fees—Note 3(a)	96,409
Professional fees	83,805
Prospectus and shareholders’ reports	45,343
Registration fees	27,394
Loan commitment fees—Note 2	14,724
Directors’ fees and expenses—Note 3(b)	11,188
Interest expense—Note 2	1,081
Miscellaneous	34,615
Total Expenses	6,638,322
Less—reduction in fees due to earnings credits—Note 1(b)	(83,184)
Net Expenses	6,555,138
Investment Income—Net	9,821,020
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(104,547,711)
Net unrealized appreciation (depreciation) on investments	313,228,053
Net Realized and Unrealized Gain (Loss) on Investments	208,680,342
Net Increase in Net Assets Resulting from Operations	218,501,362

See notes to financial statements.

The Fund 13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2009	2008
Operations ($):
Investment income—net	9,821,020	17,001,903
Net realized gain (loss) on investments	(104,547,711)	(96,308,390)
Net unrealized appreciation
(depreciation) on investments	313,228,053	(442,846,597)
Net Increase (Decrease) in Net Assets
Resulting from Operations	218,501,362	(522,153,084)
Dividends to Shareholders from ($):
Investment income—net	(11,032,978)	(17,105,248)
Net realized gain on investments	—	(17,853,869)
Total Dividends	(11,032,978)	(34,959,117)
Capital Stock Transactions ($):
Net proceeds from shares sold	5,367,992	14,230,319
Dividends reinvested	9,413,428	30,303,933
Cost of shares redeemed	(72,008,197)	(99,201,040)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(57,226,777)	(54,666,788)
Total Increase (Decrease) in Net Assets	150,241,607	(611,778,989)
Net Assets ($):
Beginning of Period	815,875,823	1,427,654,812
End of Period	966,117,430	815,875,823
Undistributed investment income—net	1,686,400	2,898,358
Capital Share Transactions (Shares):
Shares sold	821,741	2,061,574
Shares issued for dividends reinvested	1,451,107	3,649,946
Shares redeemed	(11,330,452)	(12,076,322)
Net Increase (Decrease) in Shares Outstanding	(9,057,604)	(6,364,802)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended December 31,
	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value, beginning of period	6.14	10.25	10.48	10.28	10.25
Investment Operations:
Investment income—net[a]	.08	.13	.17	.14	.11
Net realized and unrealized gain
(loss) on investments	1.67	(3.98)	.65	1.43	.43
Total from Investment Operations	1.75	(3.85)	.82	1.57	.54
Distributions:
Dividends from investment
income—net	(.09)	(.13)	(.17)	(.14)	(.11)
Dividends from net realized gain
on investments	—	(.13)	(.88)	(1.23)	(.40)
Total Distributions	(.09)	(.26)	(1.05)	(1.37)	(.51)
Net asset value, end of period	7.80	6.14	10.25	10.48	10.28
Total Return (%)	28.75	(38.21)	7.89	15.58	5.28
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.80	.76	.73	.74	.74
Ratio of net expenses
to average net assets	.79	.75	.73	.74[b]	.74
Ratio of net investment income
to average net assets	1.18	1.48	1.60	1.35	1.13
Portfolio Turnover Rate	77.88	76.31	44.08	54.66	58.50
Net Assets, end of period
($ x 1,000)	966,117	815,876	1,427,655	1,453,898	1,411,351

a	Based on average shares outstanding at each month end.
b	Expense waivers and/or reimbursements amounted to less than .01%.

See notes to financial statements.

The Fund 15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

The Dreyfus Fund Incorporated (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company.The fund’s investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the Fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Financial futures are valued at the last sales price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2009 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities —
Domestic†	931,395,580	—	—	931,395,580
Equity Securities —
Foreign†	32,073,353	—	—	32,073,353
Limited Partnership
Interests	—	—	89,067	89,067

†	See Statement of Investments for industry classification.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Limited Partnership
Interests ($)
Balance as of 12/31/2008	138,464
Realized gain (loss)	181,251
Change in unrealized appreciation (depreciation)	(193,357)
Net purchases (sales)	(37,291)
Transfers in and/or out of Level 3	0
Balance as of 12/31/2009	89,067
The amount of total gains and (losses) for the period
included in earnings attributable to the change
in unrealized gains (losses) relating to investments
still held at 12/31/2009	(193,357)

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management banks whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy, that at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended December 31, 2009,The Bank of NewYork Mellon earned $304 from lending portfolio securities, pursuant to the securities lending agreement. At December 31, 2009, there were no securities out on loan.

(c) Affiliated issuers: Investments in other investment companies advised by the Manager are defined as “affiliated” in the Act.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2009, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2009, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,686,400, accumulated capital losses $203,422,123 and unrealized appreciation $153,674,834.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, $28,939,878 of the carryover expires in fiscal 2016 and $174,482,245 expires in 2017.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2009 and December 31, 2008 were as follows: ordinary income $11,032,978 and $25,654,451 and long-term capital gains $0 and $9,304,666, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of NewYork Mellon, (each, a “Facility”), each to be utilized primarily for temporary or emergency pur-poses,including the financing of redemptions.In connection therewith,the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended December 31, 2009 was approximately $72,300 with a related weighted average annualized interest rate of 1.49%.

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is payable monthly, based on the following annual percentages of the value of the fund’s average daily net assets: .65% of the first $1.5 billion; .625% of the next $500 million; .60% of the next $500 million; and .55% over $2.5 billion.

The Agreement also provides for an expense reimbursement from the Manager should the fund’s aggregate expenses, exclusive of taxes and brokerage commissions, exceed 1% of the value of the fund’s average daily net assets for any full fiscal year. No expense reimbursement was required pursuant to the Agreement for the period ended December 31, 2009.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2009, the fund was charged $470,922 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended December 31, 2009, the fund was charged $83,184 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were offset by earnings credits pursuant to the cash management agreement.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2009, the fund was charged $96,409 pursuant to the custody agreement.

During the period ended December 31, 2009, the fund was charged $6,681 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $520,519, custodian fees $17,581, chief compliance officer fees $5,011 and transfer agency per account fees $80,000.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2009, amounted to $645,327,856 and $702,911,393, respectively.

The fund adopted the provisions of ASC Topic 815 “Derivatives and Hedging” which requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements. The fund held no derivatives during the period ended December 31, 2009. These disclosures did not impact the notes to the financial statements.

At December 31, 2009, the cost of investments for federal income tax purposes was $809,883,166; accordingly, accumulated net unrealized appreciation on investments was $153,674,834, consisting of $177,590,375 gross unrealized appreciation and $23,915,541 gross unrealized depreciation.

NOTE 5—New Accounting Pronouncement:

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation tech-

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

niques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases,sales,issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

NOTE 6—Subsequent Events Evaluation:

Dreyfus has evaluated the need for disclosures and/or adjustments resulting from subsequent events through February 25, 2010, the date the financial statements were issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
The Dreyfus Fund Incorporated

We have audited the accompanying statement of assets and liabilities of The Dreyfus Fund Incorporated, including the statement of investments, as of December 31, 2009, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Dreyfus Fund Incorporated at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 25, 2010

The Fund 25

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended December 31, 2009 as qualifying for the corporate dividends received deduction. For the fiscal year ended December 31, 2009, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $8,171,584 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2010 of the percentage applicable to the preparation of their 2009 income tax returns.

PROXY RESULTS (Unaudited)

The Dreyfus Fund Incorporated held a special meeting of shareholders on October 9, 2009.The proposal considered at the meeting, and the results, are as follows:

		Shares
	Votes For		Authority Withheld
To elect Board Members:
Clifford L. Alexander, Jr.†	50,185,446		2,918,648
Joseph S. DiMartino†	50,388,191		2,715,903
Nathan Leventhal†	50,341,219		2,762,875
Benaree Pratt Wiley†	50,109,267		2,994,827

† Each of the above noted Board members were duly elected by shareholders at the fund’s October 9, 2009 shareholders meeting. Clifford L.Alexcander, Jr. and Joseph S. DiMartino were existing Board members previously having been elected by the fund’s Board. In addition, David W. Burke,Whitney I. Gerard and George L. Perry continue as Board members of the fund.

INFORMATION ABOUT THE REVIEW AND APPROVAL
OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 14 and 15, 2009, the Board considered the re-approval for an annual period (through August 31, 2010) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of shareholder accounts in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure. The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and comparisons to a group of retail no-load large-cap core funds

The Fund 27

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

(the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap core funds (the “Performance Universe”), selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board noted that the fund’s portfolio manager has been managing the fund since May 2005. The Board members discussed the results of the comparisons for various periods ended May 31, 2009.The Board members noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for all periods shown except the four-year period ended May 31, 2009, when the total return performance was above the Performance Universe median.The Board noted the close proximity of the fund’s performance to the medians in certain periods. Dreyfus also provided a comparison of the fund’s total returns to the returns of its benchmark index for each of the calendar years for the prior ten years.

Representatives of Dreyfus discussed certain factors that affected the fund’s relative performance, including the fund’s investment approach with respect to owning attractively valued securities for the longer term, the underperformance of such an approach in the second half of 2008 due to the investment environment (as impacted by the housing and credit crisis, the Lehman bankruptcy and other factors), and the fund’s lower, but recent improving, performance, in 2009 through May 31, 2009, as generally compared to lower quality securities than those held in the fund’s portfolio.

The Board members also discussed the fund’s management fee and expense ratio compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s actual and contractual management fees were above the Expense Group medians, the fund’s actual management fee was at the Expense Universe median and the fund’s expense ratio was lower than the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”), and stated that there were no other accounts managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies as the fund. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable. The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund.The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors. The Board members also considered potential benefits to Dreyfus from acting as investment adviser, including soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had

The Fund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.

  The Board noted the fund’s performance, certain factors that affected its performance, and the fund’s investment approach, and expressed confidence in the fund’s portfolio management team, which continued to apply a consistent investment strategy.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative performance, expense and management fee information, costs of the services pro- vided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the Management Agreement was in the best interests of the fund and its shareholders.

BOARD MEMBERS INFORMATION (Unaudited)

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Ms.Wiley and Mr. Leventhal were elected Board members of the fund effective October 9, 2009. Lucy Wilson Benson, Emeritus Board Member Arthur A. Hartman, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

The Fund 33

OFFICERS OF THE FUND (Unaudited) (continued)

The Fund 35

NOTES

For More Information

Ticker Symbol: DREVX

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

FORM N-CSR

Item 1.	Reports to Stockholders.

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.	Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $38,929 in 2008 and $39,709 in 2009.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $10,398 in 2008 and $5,276 in 2009. These services consisted of (i) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,090 in 2008 and $3,638 in 2009. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2008 and $0 in 2009.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $545 in 2008 and $244 in 2009. [These services consisted of a review of the Registrant's anti-money laundering program].

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2008 and $0 in 2009.

Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $12,561,320 in 2008 and $24,975,296 in 2009.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.	Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6.	Investments.
(a)	Not applicable.
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8.	Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10.	Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus Fund Incorporated

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Bradley J. Skapyak
Bradley J. Skapyak,
President

Date:	February 19, 2010

By:	/s/ James Windels
James Windels,
Treasurer

Date:	February 19, 2010

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a 2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT) a)(1)